Exhibit 99.3

2015 PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

PURSUANT TO THE ROUNDY’S, INC. 2015 INCENTIVE COMPENSATION PLAN

* * * * *

Participant:

Grant Date: March 12, 2015

Target Number of Restricted Stock Units Granted:

Maximum Number of Shares of Common Stock That May Be Issued:1

* * * * *

THIS PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Roundy’s, Inc., a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Roundy’s, Inc. 2015 Incentive Compensation Plan, as in effect and as amended from time to time, and subject to approval by the Company’s stockholders as set forth in Section 24 (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the shares of Restricted Stock Units (“RSUs”) provided herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the Award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Restricted Stock Unit Award. Subject to approval of the Plan by the Company’s stockholders as set forth in Section 24, the Company hereby grants to the

[1]	Will equal the 200% number of 2015, 2016 and 2017 Performance Vesting Shares that can potentially be earned.

Participant, as of the Grant Date specified above, the number of RSUs specified above. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the shares of Common Stock underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement. Subject to Section 5 hereof, the Participant shall not have the rights of a stockholder in respect of the shares underlying this Award until such shares are delivered to the Participant in accordance with Section 4 hereof.

3. Vesting.

(a) The RSUs subject to this grant shall become unrestricted and vested as follows, provided that the Participant has not incurred a Termination (other than if the Participant Retires) prior to each such vesting date:

1) 2015 Performance Vesting Shares. [X Shares (33.34%)]2 of the RSUs (“2015 Performance Vesting Shares”) shall vest based on the following:

(A) On the first anniversary of the Grant Date (such date, the “2015 Operating Income Date”) the Company’s operating income as set forth in the Company’s audited 2015 financial statements (the “2015 Income”) shall be compared to the Company’s operating income goal as established by the Compensation Committee of the Board of Directors for 2015 (the “2015 Goal”) and a percent shall be calculated by dividing the 2015 Income over the 2015 Goal (the “2015 Operating Income Percentile”). For the avoidance of doubt, “operating income” shall mean the Company’s customary definition of Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization.

(B) If the 2015 Operating Income Percentile is less than 80%, then the percent of 2015 Performance Vesting Shares that shall vest on the third anniversary of the Grant Date (such date, the “Operating Income Determination Date”) shall be equal to zero (0)%.

(C) if the 2015 Operating Income Percentile is greater than 125%, then the percent of 2015 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to 200%.

(D) If the 2015 Operating Income Percentile is greater than or equal to 80% but less than or equal to 125%, then the percent of 2015 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the following:

[2]	This number is 33.34% of the Target Number of Shares.

Operating Income Percentile	Percent of Vested 2015 Performance Vesting Shares
80%	50.00%
81%	52.50%
82%	55.00%
83%	57.50%
84%	60.00%
85%	62.50%
86%	65.00%
87%	67.50%
88%	70.00%
89%	72.50%
90%	75.00%
91%	77.50%
92%	80.00%
93%	82.50%
94%	85.00%
95%	87.50%
96%	90.00%
97%	92.50%
98%	95.00%
99%	97.50%
100%	100.00%
101%	103.34%
102%	106.66%
103%	110.00%
104%	113.33%
105%	116.67%
106%	120.00%
107%	123.33%
108%	126.67%
109%	130.00%
110%	133.33%
111%	136.67%
112%	140.00%
113%	143.33%
114%	146.67%
115%	150.00%
116%	154.55%
117%	159.09%
118%	163.64%
119%	168.18%
120%	172.73%
121%	177.27%
122%	181.82%
123%	186.36%
124% 125%	190.91% 195.45%

(E) In the event that the Participant incurs a Termination (other than if the Participant Retires) prior to the Operating Income Determination Date, the 2015 Performance Vesting Shares shall be immediately forfeited. Any 2015 Performance Vesting Shares that do not vest in accordance with this Section shall be forfeited as of the Operating Income Determination Date and the Participant shall have no further rights thereunder.

(F) In the event that the Participant Retires (as defined below) prior to January 3, 2016, then the percent of the 2015 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to: (a) the percent of 2015 Performance Vesting Shares determined under Section 3(a)(1)(B), (C) or (D) above, multiplied by (b) the quotient of (i) the number of days between and including January 4, 2015 and the Participant’s last date of service to the Company (the “Participant’s Last Service Date”), over (ii) 365. In the event that the Participant Retires on or after January 3, 2016, then the percent of the 2015 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the percent of 2015 Performance Vesting Shares determined under Section 3(a)(1)(B), (C) or (D) above.

(G) “Retires” shall mean a voluntary Termination by the Participant if the Participant is age 65 or older, or age 55 to 64 with at least ten (10) years of service to the Company.

(H) In the event of a Change in Control that is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code (a “409A Change in Control”), (i) 100% of the 2015 Performance Vesting Shares shall vest upon the satisfaction of the CIC Vesting Criteria that occurs prior to the Company’s 2015 fiscal year end date, and (ii) in the event that the satisfaction of the CIC Vesting Criteria occurs after the Company’s 2015 fiscal year end date, the percent of the 2015 Performance Vesting Shares that shall vest upon the date of such satisfaction of the CIC Vesting Criteria shall be equal to the percent of 2015 Performance Vesting Shares determined under Section 3(a)(1)(B), (C) or (D) above.

(I) Satisfaction of the “CIC Vesting Criteria” shall occur if within twenty-four (24) months of the 409A Change of Control (i) the

Participant’s employment is terminated either by the Company without Good Cause (as defined below), or voluntarily by the Participant but only for Good Reason (as defined below); and (ii) the Participant remains in good standing in his or her position with the Company through the last day of his or her employment.

(J) “Good Cause” means any one or more of the following, in each case as determined in good faith by the Compensation Committee of the Board of Directors: (i) the commission by the Participant of a felony or crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any its customers or suppliers; (ii) conduct on the part of the Participant that brings the Company into public disgrace or disrepute in any material respect; (iii) the Participant’s gross negligence or willful misconduct in the performance of his or her duties and responsibilities to the Company; (iv) the failure of the Participant to carry out the duties and responsibilities of his or her office or position, or to follow a specific and lawful directive of the Board of Directors or an officer of the Company to whom the undersigned reports (provided such directive is consistent with the Participant’s office or position); (v) the Participant’s willful disclosure of material confidential information or trade secrets of the Company to or for the benefit of a competitor of the Company, to the extent such information was not available publicly; or (vi) any intentional misrepresentation by the Participant to the Board of Directors or to an officer of the Company to whom the Participant reports. For purposes of the preceding definition, no act, failure to act, or omission on the part of the Participant will be deemed to have been “willful” or “intentional” if done or omitted to be done in good faith and in the reasonable belief that it was in or not opposed to the best interests of the Company. Any such act or omission or failure to act based upon the advice of counsel for the Company will be conclusively deemed to have been done or omitted to be done in good faith and in the best interests of the Company.

(K) “Good Reason” means any of the following (in each case, effected by the Company, without the Participant’s voluntary concurrence), occurring within six (6) months prior to the Participant’s resignation, unless such events are fully corrected in all material respects by the Company within thirty (30) days following written notification by the Participant to the Company of the occurrence of one of the reasons set forth below: (i) any material diminution in the total value of the Participant’s base salary; (ii) if Participant’s principal place of work is, without his or her consent, relocated such that it is at least 50 miles farther from his or her residence than was his or her former principal place of work; or (iii) a substantial diminution of or adverse change in Participant’s authorities, functions, duties or level of responsibility in the Company, to the point that the Participant’s job functions and level of responsibility in the Company (or in its successor, or in the business unit that comprises substantially the business of the Company as it existed preceding the 409A Change of Control) are not reasonably commensurate with the level of responsibility or the functions associated with the Participant’s position with the Company immediately preceding the 409A Change of Control. The Participant shall provide the Company with a written notice detailing the specific circumstances alleged to constitute Good Reason within ninety (90) days after the first occurrence of such circumstances. Otherwise, any claim of such circumstances as “Good Reason” shall be deemed irrevocably waived by the Participant.

2) 2016 Performance Vesting Shares. [X Shares (33.33%)]3 of the RSUs (“2016 Performance Vesting Shares”) shall vest based on the following:

(A) On the second anniversary of the Grant Date (such date, the “2016 Operating Income Date”) the Company’s operating income as set forth in the Company’s audited 2016 financial statements (the “2016 Income”) shall be compared to the Company’s operating income goal as established by the Compensation Committee of the Board of Directors for 2016 (the “2016 Goal”) and a percent shall be calculated by dividing the 2016 Income over the 2016 Goal (the “2016 Operating Income Percentile”).

(B) If the 2016 Operating Income Percentile is less than 80%, then the percent of 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to zero (0)%.

(C) if the 2016 Operating Income Percentile is greater than 125%, then the percent of 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to 200%.

(D) If the 2016 Operating Income Percentile is greater than or equal to 80% but less than or equal to 125%, then the percent of 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the following:

Operating Income Percentile	Percent of Vested 2016 Performance Vesting Shares
80%	50.00%
81%	52.50%
82%	55.00%
83%	57.50%
84%	60.00%
85%	62.50%

[3]	This number is 33.33% of the Target Number of Shares.

86%	65.00%
87%	67.50%
88%	70.00%
89%	72.50%
90%	75.00%
91%	77.50%
92%	80.00%
93%	82.50%
94%	85.00%
95%	87.50%
96%	90.00%
97%	92.50%
98%	95.00%
99%	97.50%
100%	100.00%
101%	103.34%
102%	106.66%
103%	110.00%
104%	113.33%
105%	116.67%
106%	120.00%
107%	123.33%
108%	126.67%
109%	130.00%
110%	133.33%
111%	136.67%
112%	140.00%
113%	143.33%
114%	146.67%
115%	150.00%
116%	154.55%
117%	159.09%
118%	163.64%
119%	168.18%
120%	172.73%
121%	177.27%
122%	181.82%
123%	186.36%
124% 125%	190.91% 195.45%

(E) In the event that the Participant incurs a Termination (other than if the Participant Retires) prior to the Operating Income Determination Date,

the 2016 Performance Vesting Shares shall be immediately forfeited. Any 2016 Performance Vesting Shares that do not vest in accordance with this Section shall be forfeited as of the Operating Income Determination Date and the Participant shall have no further rights thereunder.

(F) In the event that the Participant Retires (as defined above in Section 3(a)(1)(G)) after January 2, 2016 but prior to January 1, 2017, then the percent of the 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to: (a) the percent of 2016 Performance Vesting Shares determined under Section 3(a)(2)(B), (C) or (D) above, multiplied by (b) the quotient of (i) the number of days between and including January 3, 2016 and the Participant’s Last Service Date, over (ii) 365. In the event that the Participant Retires on or after January 1, 2017, then the percent of the 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the percent of 2016 Performance Vesting Shares determined under Section 3(a)(2)(B), (C) or (D) above.

(G) In the event of a 409A Change in Control, (i) 100% of the 2016 Performance Vesting Shares shall vest upon the satisfaction of the CIC Vesting Criteria that occurs prior to the Company’s 2016 fiscal year end date, and (ii) in the event that the satisfaction of the CIC Vesting Criteria occurs after the Company’s 2016 fiscal year end date, the percent of the 2016 Performance Vesting Shares that shall vest upon such the date of such satisfaction of the CIC Vesting Criteria shall be equal to the percent of 2016 Performance Vesting Shares determined under Section 3(a)(2)(B), (C) or (D) above.

3) 2017 Performance Vesting Shares. [X Shares (33.33%)]4 of the RSUs (“2017 Performance Vesting Shares”) shall vest based on the following:

(A) On the Operating Income Determination Date the Company’s operating income as set forth in the Company’s audited 2017 financial statements (the “2017 Income”) shall be compared to the Company’s operating income goal as established by the Compensation Committee of the Board of Directors for 2017 (the “2017 Goal”) and a percent shall be calculated by dividing the 2017 Income over the 2017 Goal (the “2017 Operating Income Percentile”).

(B) If the 2017 Operating Income Percentile is less than 80%, then the percent of 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to zero (0)%.

(C) if the 2017 Operating Income Percentile is greater than 125%, then the percent of 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to 200%.

[4]	This number is 33.33% of the Target Number of Shares.

(D) If the 2017 Operating Income Percentile is greater than or equal to 80% but less than or equal to 125%, then the percent of 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the following:

Operating Income Percentile	Percent of Vested 2017 Performance Vesting Shares
80%	50.00%
81%	52.50%
82%	55.00%
83%	57.50%
84%	60.00%
85%	62.50%
86%	65.00%
87%	67.50%
88%	70.00%
89%	72.50%
90%	75.00%
91%	77.50%
92%	80.00%
93%	82.50%
94%	85.00%
95%	87.50%
96%	90.00%
97%	92.50%
98%	95.00%
99%	97.50%
100%	100.00%
101%	103.34%
102%	106.66%
103%	110.00%
104%	113.33%
105%	116.67%
106%	120.00%
107%	123.33%
108%	126.67%
109%	130.00%
110%	133.33%
111%	136.67%

112%	140.00%
113%	143.33%
114%	146.67%
115%	150.00%
116%	154.55%
117%	159.09%
118%	163.64%
119%	168.18%
120%	172.73%
121%	177.27%
122%	181.82%
123%	186.36%
124% 125%	190.91% 195.45%

(E) In the event that the Participant incurs a Termination (other than if the Participant Retires) prior to the Operating Income Determination Date, the 2017 Performance Vesting Shares shall be immediately forfeited. Any 2017 Performance Vesting Shares that do not vest in accordance with this Section shall be forfeited as of the Operating Income Determination Date and the Participant shall have no further rights thereunder.

(F) In the event that the Participant Retires (as defined above in Section 3(a)(1)(G)) on or after January 1, 2017 but prior to December 31, 2017, then the percent of the 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to: (a) the percent of 2017 Performance Vesting Shares determined under Section 3(a)(3)(B), (C) or (D) above, multiplied by (b) the quotient of (i) the number of days between and including January 1, 2017 and the Participant’s Last Service Date, over (ii) 365. In the event that the Participant Retires on or after December 31, 2017, then the percent of the 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the percent of 2017 Performance Vesting Shares determined under Section 3(a)(3)(B), (C) or (D) above.

(G) In the event of a 409A Change in Control, (i) 100% of the 2017 Performance Vesting Shares shall vest upon the satisfaction of the CIC Vesting Criteria that occurs prior to the Company’s 2017 fiscal year end date, and (ii) in the event that the satisfaction of the CIC Vesting Criteria occurs after the Company’s 2017 fiscal year end date, the percent of the 2017 Performance Vesting Shares that shall vest upon the date of such satisfaction of the CIC Vesting Criteria shall be equal to the percent of 2017 Performance Vesting Shares determined under Section 3(a)(3)(B), (C) or (D) above.

Except in the event a Participant Retires, there shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date, subject to the Participant’s continued service with the Company or any of its Subsidiaries on each applicable vesting date.

(b) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of the RSUs at any time and for any reason; provided, however, that for the avoidance of doubt, the acceleration of any vesting of the RSUs shall not accelerate or modify the applicable dates upon which Common Stock is delivered, as provided in Section 4.

(c) Forfeiture. Subject to the Committee’s discretion to accelerate vesting hereunder, all unvested RSUs shall be immediately forfeited upon the Participant’s Termination for any reason.

4. Delivery of Common Stock.

(a) Vested RSUs. Subject to the provisions of Section 4(c), within thirty (30) days following the Operating Income Determination Date, the Participant shall receive the number of shares of Common Stock that correspond to the number of 2015 Performance Vesting Shares, 2016 Performance Vesting Shares and 2017 Performance Vesting Shares that have become vested prior to such time in accordance with Sections 3(a)(1), 3(a)(2) and 3(a)(3).

(b) Change in Control. Subject to the provisions of Section 4(c), within thirty (30) days following a 409A Change in Control, the Participant shall receive the number of shares of Common Stock that correspond to the number of RSUs that have become vested prior to such time, determined in accordance with Sections 3(a)(1)(H), 3(a)(2)(G) and 3(a)(3)(G) or the Plan.

(c) Blackout Periods. If the Participant is subject to any Company “blackout” policy or other trading restriction imposed by the Company on the date such distribution would otherwise be made pursuant to Section 4 hereof, such distribution may, at the discretion of the Company be instead made on the earlier of (i) the date that the Participant is not subject to any such policy or restriction and (ii) the later of (A) the end of the calendar year in which such distribution would otherwise have been made and (B) a date that is immediately prior to the expiration of two and one-half months following the date such distribution would otherwise have been made hereunder.

5. Dividends and Other Distributions. Cash dividends on shares of Common Stock issuable hereunder shall be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such cash dividends shall not be deemed to be reinvested in shares of Common Stock and shall be held uninvested and without interest and paid in cash at the same time that the shares of Common Stock underlying the RSUs are delivered to the Participant in accordance with Section 4. Stock dividends on shares of Common Stock shall be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such stock dividends shall be paid in shares of Common Stock at the same time that the shares of Common Stock underlying the RSUs are delivered to the Participant in accordance with Section 4. Except as otherwise provided herein, the Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by any RSU unless and until the Participant has become the holder of record of such shares. For the avoidance of doubt, no dividends (whether in cash or in stock) shall be paid on account of any Common Stock underlying an RSU unless such RSU becomes vested in accordance with Section 3.

6. Non-Transferability. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein, unless and until payment is made in respect of vested RSUs in accordance with Section 4 and the Participant has become the holder of record of the vested shares of Common Stock issuable hereunder.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the RSUs and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Common Stock otherwise required to be issued pursuant to this Agreement. Any minimum statutorily required withholding obligation with regard to the Participant shall be satisfied by reducing the amount of shares of Common Stock otherwise deliverable to the Participant hereunder.

9. Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Common Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Common Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 9.

10. Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:

(a) The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 10.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Common Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the shares of Common Stock issuable hereunder and the Company is under no obligation to register the shares of Common Stock (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Common Stock of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the shares of vested Common Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.

11. Entire Agreement; Amendment. This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

12. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

13. Acceptance. As required by Section 8.2 of the Plan, the Participant shall forfeit the RSUs if the Participant does not execute this Agreement within a period of 60 days from the date that the Participant receives this Agreement (or such other period as the Committee shall provide).

14. No Right to Employment. Any questions as to whether and when there has been a Termination and the cause of such Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

15. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

16. Compliance with Laws. The grant of RSUs and the issuance of shares of Common Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the RSUs or any shares of Common Stock pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

17. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the settlement provisions of the RSUs contained in this Agreement are intended to be compliant with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Participant agrees and acknowledges that the Company makes no representations with respect to the application of Section 409A of the Code and other tax consequences to any payments hereunder and, by entering into this Agreement, Participant agrees to accept the potential application of Code Section 409A and the other tax consequences of any payment made hereunder.

18. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except in accordance with Section 6 hereof) any part of this Agreement without the prior express written consent of the Company.

19. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

21. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

22. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

23. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of RSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

24. Grant Subject to Shareholder Approval. The grant of RSUs hereunder is expressly conditioned upon the approval of the Plan by the Company’s stockholders on or prior to November 15, 2015. In the event that such stockholder approval is not obtained for any reason, the award hereunder shall be null and void in all respects and shall not have any legal force or effect whatsoever.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ROUNDY’S, INC.

By:

Name: Edward G. Kitz

Title: GVP – Legal, Risk & Treasury

PARTICIPANT

Name:

Social Security Number: